Execution Version
FIRST SUPPLEMENTAL INDENTURE PARKER DRILLING COMPANY, the Guarantors named herein and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee
9 1/8% Senior Notes due 2018
June 21, 2013
HOU03:1332208

i

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of June 21, 2013 (this “Supplemental Indenture”), is by and among Parker Drilling Company, a Delaware corporation (the “Company”), ITS Rental and Sales, Inc., a Texas corporation and a wholly-owned Subsidiary of the Company (the “New Guarantor”), each existing Guarantor (as defined in the Indenture referred to below) and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (in such capacity, the “Trustee”).
W I T N E S S E T H :
WHEREAS, the Company, the existing Guarantors and the Trustee have heretofore executed and delivered an Indenture, dated as of March 22, 2010 (the “Indenture”), providing for, among other things, (i) the issuance by the Company of the Company’s 9 1/8% Senior Notes due 2018 (the “Senior Notes”) and (ii) Guarantees of the Company’s payment Obligations under the Indenture and the Senior Notes by certain of the Company’s Subsidiaries;
WHEREAS, Section 11.05 of the Indenture requires each Restricted Subsidiary of the Company that is not already a Guarantor, in certain circumstances, to execute and deliver to the Trustee a supplemental indenture pursuant to which such Restricted Subsidiary shall provide a Subsidiary Guarantee and become a Guarantor under the Indenture;
WHEREAS, the Company, pursuant to the terms and provisions of the Indenture, proposes in and by this Supplemental Indenture to supplement and amend the Indenture insofar as it will apply only to the Senior Notes in certain respects; and
WHEREAS, the Company has provided to the Trustee such documents as are required to be provided to the Trustee under Sections 9.01, 9.06, 11.05 and 12.05 of the Indenture, and pursuant to Section 9.01 of the Indenture, the Trustee, the Company, the existing Guarantors, and the New Guarantor are authorized to execute and deliver this Supplemental Indenture;
NOW, THEREFORE:
To comply with the terms and provisions of the Indenture and in consideration of the premises provided for herein, the New Guarantor, the Company, the existing Guarantors and the Trustee mutually covenant and agree for the benefit of each other and for the equal and proportionate benefit of all Holders of the Senior Notes as follows:
ARTICLE ONE
GUARANTEE
SECTION 1.01 Guarantee.
The New Guarantor hereby agrees by its execution and delivery of this Supplemental Indenture, with respect to the Senior Notes, to be a Guarantor under the Indenture and to be bound by all of the provisions of the Indenture applicable to a Guarantor thereunder to the extent provided for in Article XI of the Indenture.

ARTICLE TWO
MISCELLANEOUS PROVISIONS
SECTION 2.01 Integral Part.
This Supplemental Indenture constitutes an integral part of the Indenture.
SECTION 2.02 Definitions.
For all purposes of this Supplemental Indenture:
(a) capitalized terms used herein without definition shall have the meanings specified in the Indenture; and
(b) the terms “herein”, “hereof”, “hereunder” and other words of similar import refer to this Supplemental Indenture.

SECTION 2.03 Adoption, Ratification and Confirmation.
The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.
SECTION 2.04 The Trustee.
The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture, the Subsidiary Guarantee of the New Guarantor or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors party hereto (including the New Guarantor). All of the provisions contained in the Indenture in respect of the rights, privileges, immunities, powers, and duties of the Trustee shall be applicable in respect of this Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.
SECTION 2.05 Counterparts.
This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by facsimile or electronic delivery (i.e., .pdf or .tif) shall be effective as delivery of a manually executed counterpart of this Supplemental Indenture.
SECTION 2.06 Governing Law.
THE INTERNAL LAW OF STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

SECTION 2.07 Waiver of Jury Trial.
EACH OF THE COMPANY, THE NEW GUARANTOR, THE EXISTING GUARANTORS AND THE TRUSTEE HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUPPLEMENTAL INDENTURE.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first written above.

Company:

PARKER DRILLING COMPANY,
as the Company

By: ______________________
Name: Christopher T. Weber
Title: Senior Vice President and Chief Financial Officer

New Guarantor:

ITS RENTAL AND SALES, INC.,
as the New Guarantor

By: ______________________
Name: Joe Chandler
Title: President

HOU03:1332208 First Supplemental Indenture (Parker Drilling Company)

Existing Guarantors:

ANACHORETA, INC.
PARDRIL, INC.
PARKER AVIATION INC.
PARKER DRILLING ARCTIC OPERATING, INC.
PARKER DRILLING COMPANY NORTH AMERICA, INC.
PARKER DRILLING COMPANY OF NIGER, INC.
PARKER DRILLING COMPANY OF OKLAHOMA, INCORPORATED
PARKER DRILLING COMPANY OF SOUTH AMERICA, INC.
PARKER DRILLING MANAGEMENT SERVICES, INC.
PARKER DRILLING OFFSHORE CORPORATION
PARKER DRILLING OFFSHORE USA, L.L.C.
PARKER NORTH AMERICA OPERATIONS, INC.
PARKER TECHNOLOGY, INC.
PARKER TECHNOLOGY, L.L.C.
PARKER TOOLS, LLC
PARKER-VSE, LLC
QUAIL USA, LLC,
each, as an Existing Guarantor

By: /s/ David W. Tucker
Name: David W. Tucker
Title: Vice President and Treasurer

QUAIL TOOLS, L.P.,
as an Existing Guarantor

By: QUAIL USA, LLC, its general partner

By: /s/ David W. Tucker
Name: David W. Tucker
Title: Vice President and Treasurer

HOU03:1332208 First Supplemental Indenture (Parker Drilling Company)

Trustee:

By: ______________________
Name: Lawrence M. Kusch
Title: Vice President

HOU03:1332208 First Supplemental Indenture (Parker Drilling Company)